NUVEEN NWQ LARGE-CAP VALUE FUND

SUPPLEMENT DATED FEBRUARY 10, 2012

TO THE PROSPECTUS DATED OCTOBER 31, 2011

Class B shares of Nuveen NWQ Large-Cap Value Fund (the “Fund”) will be converted to Class A shares of the Fund at the close of business on February 15, 2012. Therefore, Class B shares of the Fund will no longer be available through an exchange from other Nuveen Mutual Funds after that date.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-NLCVP-0212P